UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

HyOrc Corporation

(Exact name of registrant as specified in its charter)

Wyoming	000-51048	91-1910791
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3050 Post Oak Boulevard, Suite 510-Q60, Houston, Texas 77056

(281) 532 9034

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of Each Exchange on which Registered
	HYOR	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On March 13, 2026 (the “Effective Date”), HyOrc Corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with GS Capital Partners, LLC (the “Investor”), pursuant to which the Company issued to the Investor a Convertible Promissory Note in the original principal amount of $150,000 (the “Note”).

The Note bears an original issue discount of $11,000, resulting in net proceeds of $139,000 to the Company before payment of approximately $4,000 in legal and other transaction-related expenses.

The Note matures on September 13, 2026, unless earlier converted or repaid in accordance with its terms.

The Note is convertible into shares of the Company’s common stock at a conversion price equal to 77% of the lowest trading price of the Company’s common stock during the ten (10) trading days prior to the applicable conversion date, subject to adjustment as set forth in the Note.

In connection with the transaction, the Company agreed to issue 250,000 shares of its common stock to the Investor as collateral (the “Returnable Shares”). Pursuant to an Irrevocable Transfer Agent Instruction Letter entered into among the Company, the Investor, and Transfer Online, Inc., the Company’s transfer agent, such shares will be returned to the Company and cancelled upon full repayment of the Note, provided no event of default has occurred.

The Company also agreed to reserve a sufficient number of shares of its common stock for issuance upon conversion of the Note, currently estimated at up to 5,000,000 shares.

Item 3.02 – Unregistered Sales of Equity Securities

The issuance of the Note and the shares of common stock issuable upon conversion thereof, as well as the issuance of the Returnable Shares, were made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder, as transactions not involving a public offering.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement dated March 13, 2026
10.2	Convertible Promissory Note dated March 13, 2026
10.3	Irrevocable Transfer Agent Instruction Letter
10.4	Transfer Agent Reserve Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ K. Reginald Fubara
K. Reginald Fubara
Chief Executive Officer
HyOrc Corporation
Date: March 17, 2026